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                                    Schroder
                              Emerging Markets Fund
                             Institutional Portfolio







                                  ANNUAL REPORT
                                OCTOBER 31, 1998









                        Schroder Capital Funds (Delaware)

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
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Two Portland Square, Portland, Maine 04101
General Information            (207) 822-6500
Account Information            (800) 344-8332
Fund Literature                (800) 290-9826
Fax                            (207) 879-6050

INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe.

INVESTMENT ADVISER
Schroder Capital Management International Inc. (the "Investment Adviser") is a wholly owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the "Schroder Group") that dates its origins to 1804. The investment management operations of the Schroder Group are located in 20 countries worldwide including 15 offices in emerging markets. The Schroder Group has been managing international investment portfolios since the early years of this century. As of June 30, 1998, the Schroder Group had over $195 billion in assets under management. As of September 30, 1998, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had approximately $24 billion under management of which approximately $5.2 billion was invested in dedicated emerging markets mandates.




                                                       December 22, 1998

Dear Shareholder:

We are pleased to present the annual report for the Schroder Emerging Markets Fund Institutional Portfolio for the fiscal year ended October 31, 1998. This past fiscal year saw markedly divergent performance among the world's markets, as well as considerable volatility of performance within certain individual markets. A common theme was investors' rising level of risk aversion in response to economic and financial shocks, including Russian debt default, hedge fund and banking losses and increased devaluation risk in some emerging markets. In general, in the first half of the fiscal year, economic problems appeared largely contained within Asia and parts of the broader emerging markets universe. In the last fiscal quarter, European and American markets - which previously had behaved as if insulated from the difficulties - experienced some volatility.

Looking forward, we expect global growth to be slower in 1999 than it was in 1998, as the contagion from emerging markets continues to weigh on demand in developed markets. We believe that this will trim, but not eradicate, growth in continental Europe. Growth is likely to be more adversely affected in the U.S. and the U.K., which are at more mature stages of their economic cycles, while Latin America could be one of the regions where growth is likely to slow most sharply next year. Within Asia, which experienced a very sharp contraction in 1998, we believe that activity may be stabilizing, but further structural reforms, especially within the banking sector, are needed to sustain a significant recovery. Deflation is likely to appear a bigger risk than inflation in several major economies, notably Japan. While it appears unlikely that the world as a whole is facing a deflationary spiral, the absence of inflationary pressure is likely to support bond markets and lead to interest rate cuts in many markets. Correspondingly, however, we believe that difficulties in these markets, including the U.S., will hurt corporate profits growth.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
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On a more positive note,  monetary  authorities like the Federal Reserve and its global counterparts appear to be stepping in to forestall future problems by being quick to lower interest rates and issuing public statements that acknowledge the need to address international pressure points before they become major problems. A growing number of companies, including many in Asia, are increasing their emphasis on shareholder value. This should help to ease investors' anxieties and to trim the risk premiums that have risen in many markets, although we believe that it is unlikely to return them to levels reached earlier in the fiscal year. We expect further uncertainty and volatility in the year ahead. Nevertheless, we believe that compelling values exist in many emerging and Asian equity markets after this year's correction, and many high quality stocks have been sold indiscriminately. Similarly, although valuations in European and U.S. markets are not as universally undervalued, there are very attractive opportunities in areas with strong fundamental prospects that have
received  less  attention  in  this  year's  flight  to  liquidity.   Schroders'
investment  approach stresses the rewards of identifying high quality franchises
with  sustainable  growth  prospects  at  attractive  valuations.   The  present
environment presents great scope for our extensive global research network to identify such opportunities for the long-term benefit of our investors.

Thank you for your interest in the Schroder Emerging Markets Fund Institutional Portfolio.


                                                              Sincerely,

                                                              /s/ Mark J. Smith


                                                              Mark J. Smith
                                                              Chairman









                                       2
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
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MANAGEMENT DISCUSSION & ANALYSIS (AS OF OCTOBER 31, 1998) (UNAUDITED)

PERFORMANCE

The Schroder Emerging Markets Fund Institutional Portfolio Investor Shares returned -29.64% and Advisor Shares returned -29.81% (not including the deduction of the purchase and redemption fee of 0.50%) during its fiscal year ended October 31, 1998. Including the purchase and redemption fees, the Fund's returns for the year ended October 31, 1998 would have been -30.34% for Investor Shares and -30.51% for Advisor Shares. Its benchmark, the unmanaged Morgan Stanley Capital International Emerging Markets Free ex-Malaysia Index returned -28.39%.

The performance of the Fund benefited from strong country selection, including an overweighting in Korea and European countries and an underweighting in those countries most severely affected by the Asian crisis, notably Russia and Latin America. The unusually high levels of cash over the fiscal period also benefited the Fund. Stock selection generally detracted from the Fund's performance. The Fund concentrates on high quality companies with good long-term growth prospects. These companies were not favored by investors over the past fiscal year due to high levels of market volatility and an increased emphasis on liquidity.


MARKET BACKGROUND

The rolling crisis in emerging markets, which began with the devaluation of the Thai baht in mid-1997, has since spread to the rest of Asia, Russia, Latin America and most recently Brazil. What began as a local concern gradually became global, with investors becoming increasingly risk averse. Capital was withdrawn, international lending and borrowing declined and many economies in the region are either weak or shrinking.

In the past fiscal year, Greece and Portugal were least affected by the turbulence as their economies were supported by falling inflation and low interest rates. Both countries also benefited from their forthcoming participation in EMU. Russia suffered dramatically, its stock market falling almost 90% over the period. The crisis in Russia impacted other countries in Eastern Europe, resulting in a decline in investor sentiment. Latin America's current account balances came under pressure as a result of falling commodity prices and this was exacerbated by a downturn in capital flows.


INVESTMENT POLICY

Our bottom-up stock selection process leads us to actively seek companies with solid fundamentals and strong earnings potential. During the fiscal period, we adopted a defensive stance, due to our concerns about fundamental deterioration across the emerging market region. We kept unusually high cash balances, as many emerging markets were driven by liquidity concerns over the period, and we hedged part of the Portfolio's Hong Kong dollar and Brazilian real exposure. However, given our bottom-up method of selecting companies, we believe that as stability returns to these markets, these long-term fundamentals will once again drive share prices.

As we ended the fiscal year, our largest holding in Asia was Korea. The Korean government moved towards implementing critical reforms, including removing barriers to foreign investors, providing capital funding for smaller companies and introducing various measures to restructure its banks.


OUTLOOK

Our outlook for emerging markets remains cautious, as we believe that economic growth in the asset class will remain weak next year due to high interest rates and weak export markets.

                                       3
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
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We continue to favor Asia and have  recently  increased  our  weighting  in this region moving to a neutral position. Going forward, our key position in Latin America is our underweighting in Brazil, as it is still burdened by a huge budget deficit. We remain overweight in China: its government is increasing spending in the infrastructure sector which is where our stocks are positioned and, although the Chinese economy has slowed, it is not in decline. We also remain overweight in Portugal and eastern Europe where economic growth currently remains strong. We continue to favor Hungary and Poland: valuations in these countries are extremely attractive and we anticipate that both markets will be driven by the favorable economic conditions in western Europe, especially given that their trade with Russia is relatively small.

THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGER AS OF OCTOBER 31, 1998, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS










                                       4
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
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INVESTMENT ADVISER'S REPORT-COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

The following information compares a change in value of a $10,000 investment in the Investor Shares of the Fund with the performance of the Morgan Stanley Capital International ("MSCI") Emerging Markets Free ("EMF") Index and the MSCI EMF ex-Malaysia Index since inception date of March 31, 1985. The MSCI EMF Index is an unmanaged market capitalization index of companies representative of the market structure of 26 emerging countries in Europe, Latin America, and the Pacific Basin. The Index reflects actual buyable opportunities for the non-domestic investor by taking into acccount local market restrictions on share ownership by foreigners. The MSCI EMF ex-Malaysia Index is a benchmark used by the Fund's Investment Adivser which includes all countries in the MSCI EMF Index, excluding investments in Malaysia, which may be considered a developed market. The Index excludes the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions and reflects the deduction of the purchase and redemption fee of 0.50% respectively, imposed by the Fund. The line graph shown below presents performance for Investor Shares only. Advisor Shares have higher expenses and, therefore, have lower performance than Investor Shares. PAST PERFORMANCE CANNOT PREDICT NOR GUARANTEE FUTURE RESULTS.

SCHRODER  EMERGING  MARKETS FUND  INSTITUTIONAL  PORTFOLIO VS MSCI EMF INDEX AND
                           MSCI EMF EX-MALAYSIA INDEX

INVESTMENT VALUE ON 10/31/98
----------------------------
Schroder Emerging Markets Fund Institutional Portfolio-Investor Shares $7,777 Schroder Emerging Markets Fund Institutional Portfolio-Advisor Shares $7,792
MSCI EMF Index                                                          $7,095
MSCI EMF ex-Malaysia Index                                              $7,987

AVERAGE ANNUAL TOTAL RETURN ON 10/31/98
----------------------------------------
                                                                        SINCE
                                                            1 YEAR    INCEPTION
                                                            ------    ---------
Schroder Emerging Markets Fund Institutional Portfolio-
Investor Shares                                             -30.34%    -6.85%(a)
Schroder Emerging Markets Fund Institutional Portfolio-
Advisor Shares                                              -30.51%    -6.84%(b)


                     [EDGAR REPRESENTATION OF GRAPH CHART]

DATE           FUND          INDEX
     03/31/95     10,000.00    10,000.00     10,000.00
     04/30/95     10,268.40    10,449.00     10,570.03
     05/31/95     10,875.35    11,004.89     11,007.66
     06/30/95     10,905.20    11,037.90     11,087.82
     07/31/95     11,213.65    11,285.15     11,338.58
     08/31/95     10,885.30    11,018.82     11,150.36
     09/30/95     10,945.00    10,967.03     11,128.87
     10/31/95     10,576.85    10,547.00     10,740.09
     11/30/95     10,367.90    10,359.26     10,507.26
     12/31/95     10,694.26    10,819.21     10,944.37
     01/31/96     11,830.46    11,588.26     11,797.75
     02/29/96     11,541.43    11,404.01     11,488.85
     03/31/96     11,551.40    11,492.83     11,445.14
     04/30/96     12,009.86    11,952.35     11,871.83
     05/31/96     12,199.23    11,898.98     11,908.69
     06/30/96     12,069.66    11,973.28     11,988.76
     07/31/96     11,312.19    11,155.03     11,150.25
     08/31/96     11,521.50    11,440.56     11,366.57
     09/30/96     11,571.33    11,539.67     11,447.74
     10/31/96     11,023.16    11,231.91     11,042.20
     11/30/96     11,192.59    11,420.11     11,175.43
     12/31/96     11,541.82    11,471.76     11,214.13
     01/31/97     12,250.09    12,254.25     12,096.08
     02/28/97     12,728.92    12,779.04     12,611.87
     03/31/97     12,499.48    12,443.34     12,351.00
     04/30/97     12,738.90    12,465.32     12,629.41
     05/31/97     13,237.68    12,822.08     13,006.53
     06/30/97     14,015.78    13,508.28     13,868.33
     07/31/97     14,325.02    13,709.93     14,300.76
     08/31/97     12,798.75    11,966.03     12,799.49
     09/30/97     13,257.63    12,297.58     13,281.99
     10/31/97     11,053.01    10,279.55     11,154.26
     11/30/97     10,753.74     9,904.45     10,908.67
     12/31/97     10,939.97    10,143.13     11,192.08
     01/31/98     10,239.33     9,347.60     10,338.25
     02/28/98     10,970.00    10,323.30     11,167.72
     03/31/98     11,410.40    10,771.29     11,717.65
     04/30/98     11,460.44    10,653.99     11,724.07
     05/31/98      9,899.02     9,194.40     10,146.49
     06/30/98      8,978.18     8,229.90      9,157.78
     07/31/98      9,368.54     8,490.84      9,514.31
     08/31/98      6,736.14     6,036.14      6,757.92
     09/30/98      7,006.38     6,419.04      7,225.88
     10/31/98      7,777.09     7,094.97      7,987.15


     The Schroder Emerging Markets Fund Institutional Portfolio's Investor Shares average annual total return as of the calendar quarter ended September 30, 1998, for the 1 year and since inception periods, was -47.15% and -9.52%, respectively. As of that same date, the Fund's Advisor Shares average annual total return for the 1 year and since inception periods was -47.24% and -22.42%, respectively.

(a)  Inception date of Investor shares is March 31, 1995.

(b) Performance of Advisor Shares includes information for the Fund's Investor Shares for periods prior to the inception date for Advisor Shares (November 21, 1996). Such performance has been recalculated to reflect the actual fees and expenses attributable to Advisor Shares.

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                                       5
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
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          PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1998 (UNAUDITED)

               COUNTRY WEIGHTINGS                                         INVESTMENT BY INDUSTRY
COUNTRY                               % OF NET ASSETS        INDUSTRY                           % OF NET ASSETS
---------------------------------------------------------    ---------------------------------------------------
Mexico                                           11.02%      Services                                    24.62%
Brazil                                            9.57%      Finance                                     17.00%
South Africa                                      9.54%      Energy                                      12.95%
Korea, Republic of                                9.13%      Capital Equipment                           12.36%
India                                             6.94%      Multi-Industry                               8.05%
Taiwan                                            6.82%      Materials                                    7.00%
Israel                                            4.85%      Consumer Non-Durables                        6.66%
Portugal                                          3.93%      Consumer Durables                            4.23%
Argentina                                         3.11%      Cash & Other Net Assets*                     7.13%
Greece                                            3.06%                                               ----------
China/Hong Kong                                   3.03%                                                 100.00%
Chile                                             3.01%                                               ==========
Hungary                                           2.86%
Turkey                                            2.40%
Poland                                            2.08%
Philippines                                       1.91%
Thailand                                          1.66%                           TOP TEN HOLDINGS
Egypt                                             1.22%      SECURITY                                     % OF NET ASSETS
Peru                                              1.21%      --------------------------------------------------------------
Czech Republic                                    1.17%      Telefonos de Mexico SA ADR (Mex)                         3.73%
Russia                                            0.93%      Samsung Electronics (Kor)                                2.82%
Mauritius                                         0.66%      Telecomunicacoes de Sao Paulo
Botswana                                          0.59%          SA - Telesp (Bz)                                     2.48%
Indonesia                                         0.59%      Taiwan Semiconductor
Croatia                                           0.48%          Manufacturing Co. (Twn)                              1.73%
Venezuela                                         0.42%      Fomento Economico Mexicano SA
Zimbabwe                                          0.38%          de CV (Mex)                                          1.44%
Malaysia                                          0.20%      YPF Sociedad Anonima ADR (Arg)                           1.24%
Pakistan                                          0.10%      LG Electronics (Kor)                                     1.19%
Cash & Other Net Assets*                          7.13%      Centrais Electricas Brasileiras SA
                                               ---------        Eletrobros (Bz)                                       1.15%
                                                100.00%      Korea Electric Power Corp. (Kor)                         1.15%
                                               =========     Cifra SA (Mex)                                           1.14%
                                                                                                                   ---------
                                                             Total                                                   18.07%
                                                                                                                   =========

*     Includes U.S. Treasury bills and foreign currency.



                                       6
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
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STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS:
      Investments (Notes 1 and 2):
         Investment in Schroder Emerging Markets Fund Institutional
           Portfolio (the "Portfolio")                                                                       $ 132,008,241
      Receivable from administrator (Note 3)                                                                         5,155
      Organization costs, net of amortization (Note 2)                                                               8,533
                                                                                                        -------------------

                               Total Assets                                                                    132,021,929
                                                                                                        -------------------

LIABILITIES:
      Payable to administrator (Note 3)                                                                             15,691
      Payable to subadministrator (Note 3)                                                                           5,227
      Accrued expenses and other liabilities                                                                        65,944
                                                                                                        -------------------

                               Total Liabilities                                                                    86,862
                                                                                                        -------------------

                               Net Assets                                                                    $ 131,935,067
                                                                                                        ===================

COMPONENTS OF NET ASSETS:
      Paid-in capital                                                                                        $ 209,607,201
      Undistributed net investment income (loss)                                                                   898,098
      Accumulated net realized gain (loss) on investments and
         foreign currency transactions                                                                         (50,450,291)
      Net unrealized appreciation (depreciation) on investments and
         foreign currency transactions                                                                         (28,119,941)
                                                                                                        -------------------

                               Net Assets                                                                    $ 131,935,067
                                                                                                        ===================

NET ASSETS BY CLASS
      Investor Class                                                                                         $ 111,462,901
      Advisor Class                                                                                             20,472,166
                                                                                                        -------------------

                               Net Assets                                                                    $ 131,935,067
                                                                                                        ===================

SHARES OF BENEFICIAL INTEREST
      Investor Class                                                                                            14,347,436
      Advisor Class                                                                                              2,627,257

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER SHARE (NOTE 5)
      Investor Class                                                                                                $ 7.77
      Advisor Class                                                                                                 $ 7.79


    The accompanying notes are an integral part of the financial statements.

                                       7
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
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STATEMENT OF OPERATIONS
                                                                                                              FOR THE
                                                                                                            YEAR ENDED
                                                                                                         OCTOBER 31, 1998
                                                                                                        --------------------
NET INVESTMENT INCOME ALLOCATED FROM THE PORTFOLIO:
      Dividend income (net of foreign withholding taxes of $346,943)                                            $ 3,648,832
      Interest income                                                                                               696,549
      Net expenses                                                                                               (2,081,219)
                                                                                                        --------------------
                               Net Investment Income Allocated from the Portfolio                                 2,264,162
                                                                                                        --------------------

EXPENSES:
      Administration  (Note 3)                                                                                       88,082
      Subadministration (Note 3)                                                                                     88,082
      Transfer agency - Investor Shares (Note 3)                                                                     19,137
      Transfer agency - Advisor Shares (Note 3)                                                                      22,812
      Shareholder services  - Advisor Shares (Note 3)                                                                59,867
      Accounting (Note 3)                                                                                            12,000
      Legal                                                                                                          22,124
      Audit                                                                                                          19,428
      Registration                                                                                                   22,229
      Printing                                                                                                        2,294
      Trustees                                                                                                        9,814
      Amortization of organization costs (Note 2)                                                                     6,000
      Miscellaneous                                                                                                  17,670
                                                                                                        --------------------
                               Total Expenses                                                                       389,539
      Fees waived and expenses reimbursed  (Note 4)                                                                 (16,606)
                                                                                                        --------------------
                               Net Expenses                                                                         372,933
                                                                                                        --------------------

NET INVESTMENT INCOME                                                                                             1,891,229
                                                                                                        --------------------

NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  AND FOREIGN  CURRENCY
      TRANSACTIONS ALLOCATED FROM THE PORTFOLIO:
      Net realized gain (loss) on investments                                                                   (33,049,200)
      Net realized gain (loss) on foreign currency transactions                                                    (808,409)
                                                                                                        --------------------
                               Net realized gain (loss) on investments and foreign
                                   currency transactions                                                        (33,857,609)
                                                                                                        --------------------
      Net change in unrealized appreciation (depreciation) on investments                                       (30,030,106)
      Net change in unrealized appreciation (depreciation) on  foreign
        currency transactions                                                                                        (7,037)
                                                                                                        --------------------
                               Net change in unrealized appreciation (depreciation) on
                                   investments and foreign currency transactions                                (30,037,143)
                                                                                                        --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
      CURRENCY TRANSACTIONS ALLOCATED FROM THE PORTFOLIO                                                        (63,894,752)
                                                                                                        --------------------

NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS                                              $ (62,003,523)
                                                                                                        ====================


    The accompanying notes are an integral part of the financial statements.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
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STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      For the Year Ended October 31,
                                                                                 -------------------------------------------
                                                                                        1998                   1997
                                                                                 --------------------   --------------------


NET ASSETS, BEGINNING OF PERIOD                                                        $ 204,715,762          $ 167,570,050
                                                                                 --------------------   --------------------

OPERATIONS:
    Net investment income                                                                  1,891,229              1,084,832
    Net realized gain (loss) on investments and foreign currency transactions            (33,857,609)            (4,692,069)
    Net change in unrealized appreciation (depreciation) on investments
       and foreign currency transactions                                                 (30,037,143)               242,848
                                                                                 --------------------   --------------------
    Net increase (decrease) in net assets resulting from operations                      (62,003,523)            (3,364,389)
                                                                                 --------------------   --------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income - Investor Shares                                                 (596,860)              (150,511)
    Net investment income - Advisor Shares                                                   (26,384)               (10,884)
                                                                                 --------------------   --------------------
    Total distributions to shareholders                                                     (623,244)              (161,395)
                                                                                 --------------------   --------------------

CAPITAL SHARE TRANSACTIONS:  (NOTE 5)
    Sale of shares - Investor Class *                                                     32,111,369             38,703,940
    Sale of shares - Advisor Class *                                                       6,379,884             28,015,324
    Reinvestment of distributions - Investor Class                                           355,423                 87,690
    Reinvestment of distributions - Advisor Class                                             26,384                 10,884
    Redemption of shares - Investor Class *                                              (46,569,811)           (26,043,240)
    Redemption of shares - Advisor Class *                                                (2,457,177)              (103,102)
                                                                                 --------------------   --------------------
    Net increase (decrease) from capital share transactions                              (10,153,928)            40,671,496
                                                                                 --------------------   --------------------

    Net increase (decrease) in net assets                                                (72,780,695)            37,145,712
                                                                                 --------------------   --------------------

NET ASSETS, END OF PERIOD (INCLUDING LINE A)                                           $ 131,935,067          $ 204,715,762
                                                                                 ====================   ====================

(A)    Undistributed net investment income                                                 $ 898,098              $ 431,813
                                                                                 ====================   ====================

SHARE TRANSACTIONS
    Sale of shares - Investor Class                                                        2,945,917              3,082,070
    Sale of shares - Advisor Class                                                           663,007              2,284,352
    Reinvestment of distributions in shares - Investor Class                                  32,460                  7,929
    Reinvestment of distributions in shares - Advisor Class                                    2,414                    979
    Redemption of shares - Investor Class                                                 (4,830,885)            (2,043,429)
    Redemption of shares - Advisor Class                                                    (314,314)                (9,181)
                                                                                 --------------------   --------------------
    Net increase (decrease) in shares                                                     (1,501,401)             3,322,720
                                                                                 ====================   ====================

------------------------------

*      Includes purchase and redemption fees (Note 5).


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INVESTOR SHARES

Selected per share data and ratios for an Investor Share outstanding throughout each period:

                                                                               For the
                                                                              Year Ended                             For the
                                                                              October 31,                          Period Ended
                                                              --------------------------------------------------    October 31,
                                                                   1998             1997             1996            1995 (a)
                                                              ---------------  --------------    ---------------   -------------
Net Asset Value, Beginning  of Period                              $11.08           $11.06           $10.63             $10.00
Investment Operations                                          --------------  --------------    ---------------   -------------
     Net Investment Income                                           0.12 (b)         0.06 (b)         0.02 (b)           0.02
     Net Realized and Unrealized Gain (Loss) on Investments         (3.39)           (0.03)            0.43               0.61
                                                               --------------  --------------    ---------------   -------------
Total from Investment Operations                                    (3.27)            0.03             0.45               0.63
                                                               --------------  --------------    ---------------   -------------
Distributions from Net Investment Income                            (0.04)           (0.01)           (0.02)                 -
                                                               --------------  --------------    ---------------   -------------

Net Asset Value, End of Period                                      $7.77           $11.08           $11.06             $10.63
                                                               ==============  ==============    ===============   =============

Total Return (c)(d)                                                (29.64)%          0.27%            4.22%              6.30%

Ratio/Supplementary Data:
Net Assets at End of Period (in thousands)                       $111,463         $179,436         $167,570            $18,423
Ratios to Average Net Assets:
    Expenses including reimbursement/waiver of fees                 1.36% (b)        1.41% (b)        1.60% (b)          1.58% (e)
    Expenses excluding reimbursement/waiver of fees                 1.64% (b)        1.62% (b)        1.71% (b)          2.45% (e)
    Net investment income including
     reimbursement/waiver of fees                                   1.11% (b)        0.51% (b)        0.36% (b)          0.46% (e)
Portfolio Turnover Rate (f)                                           67%              43%             103%                44%


---------------------------
(a) The Fund commenced operations on March 31, 1995, and converted to Core and Gateway(R) on November 1, 1995 (See Note 1).
(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(c) Total return calculation does not include the purchase or redemption fee of 0.50%, respectively.
(d) Total returns would have been lower had certain expenses not been reduced during the periods shown (See Note 4).
(e)  Annualized.
(f) The rate after October 31, 1995, represents the turnover of the underlying Portfolio.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - ADVISOR SHARES

Selected per share data and ratios for an Advisor Share outstanding throughout each period:

                                                                                  For the             For the
                                                                                Year Ended          Period Ended
                                                                                October 31,         October 31,
                                                                                   1998               1997 (a)
                                                                               --------------     -----------------

Net Asset Value, Beginning  of Period                                                 $11.11                $11.28
                                                                               --------------     -----------------
Investment Operations
     Net Investment Income (b)                                                          0.08                  0.03
     Net Realized and Unrealized Gain (Loss) on Investments                            (3.39)                (0.19)
                                                                               --------------     -----------------
Total from Investment Operations                                                       (3.31)                (0.16)
                                                                               --------------     -----------------
Distributions from Net Investment Income                                               (0.01)                (0.01)
                                                                               --------------     -----------------

Net Asset Value, End of Period                                                         $7.79                $11.11
                                                                               ==============     =================

Total Return (c)(d)                                                                   (29.81)%               (1.42)%

Ratio/Supplementary Data:
Net Assets at End of Period (in thousands)                                           $20,472               $25,280
Ratios to Average Net Assets:
    Expenses including reimbursement/waiver of fees (b)                                1.61%                 1.66% (e)
    Expenses excluding reimbursement/waiver of fees (b)                                1.97%                 2.03% (e)
    Net investment income including reimbursement/waiver of fees (b)                   0.82%                 0.27% (e)
Portfolio Turnover Rate (f)                                                              67%                   43%

---------------------------------------------------

(a)  Advisor Class shares were first issued on November 21, 1996.
(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(c) Total return calculations do not include the purchase or redemption fee of 0.50%, respectively.
(d) Total returns would have been lower had certain expenses not been reduced during the periods shown. (See Note 4)
(e)  Annualized.
(f)  Rate represents the turnover of the underlying Portfolio.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION

       Schroder Capital Funds (Delaware) (the "Trust") was organized as a Maryland corporation on July 30, 1969; reorganized as a series company on February 29, 1988, as Schroder Capital Funds, Inc.; and reorganized on January 9, 1996, as a Delaware business trust. The Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), currently has ten investment portfolios. Included in this report is the Schroder Emerging Markets Fund Institutional Portfolio (the "Fund"), a non-diversified portfolio that commenced operations on March 31, 1995. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of October 31, 1998, both Investor Shares and Advisor Shares had been issued.

MASTER-FEEDER ARRANGEMENT
       The Fund currently seeks to achieve its investment objective by investing all of its investable assets in Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a separate non-diversified portfolio of Schroder Capital Funds ("Schroder Core") that has the same investment objective and substantially similar investment policies as the Fund. This is commonly referred to as a master-feeder arrangement. Schroder Core also is registered as an open-end, management investment company. The Fund may withdraw its investment from the Portfolio at any time if the Trust's Board of Trustees ("Trustees") determines that it is in the best interest of the Fund and its shareholders to do so. The Fund accounts for its investment in the Portfolio as a partnership investment and records daily its share of the Portfolio's income, expenses and realized and unrealized gain and loss. The Portfolio's financial statements are included on pages 17 to 38 in this report and should be read in conjunction with the Fund's financial statements. As of October 31, 1998, the Fund owns approximately 72% of the interests in the Portfolio and may be deemed under certain circumstances, for purposes of the Act, to control the Portfolio.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

         The following represent significant accounting policies of the Fund:

SECURITY VALUATION
       The Trust determines the net asset value per share of the Fund as of the close of trading on the New York Stock Exchange on each Fund business day. Valuation of securities held in the Portfolio are discussed in the Notes to the Financial Statements of the Portfolio.

INVESTMENT INCOME AND EXPENSES
     The Trust records daily its pro rata share of the Portfolios' income, expenses and realized and unrealized gain and loss. In addition, the Fund incurs its own expenses.

DISTRIBUTIONS TO SHAREHOLDERS
       Dividends and capital gain distributions, if any, are distributed to shareholders at least annually and are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FEDERAL TAXES
         The Fund intends to qualify, and continue to qualify, each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION
         The Trust accounts separately for the assets and liabilities and operation of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's net assets. Expenses that are directly attributable to a class are allocated to that class.

ORGANIZATION COSTS
       Costs incurred by the Fund in connection with its organization are amortized on a straight line basis over a five-year period.

NOTE 3.  INVESTMENT ADVISORY AND OTHER SERVICES WITH AFFILIATES

INVESTMENT ADVISER
       The Fund currently invests all its assets in the Portfolio, which retains Schroder Capital Management International Inc. ("SCMI") to act as investment adviser pursuant to an Investment Advisory Agreement. See Notes to the Financial Statements of the Portfolio.

ADMINISTRATOR AND SUBADMINISTRATOR
       The administrator is Schroder Fund Advisors Inc. ("Schroder Advisors") and the subadministrator is Forum Administrative Services, LLC ("FAdS"). For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.05% of the average daily net assets of the Fund. For its services, FAdS is entitled to receive compensation at an annual rate, payable monthly, of 0.05% of the average daily net assets of the Fund.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
       The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). FSS is paid a transfer agent fee in the amount of $12,000 per class, per year, plus certain other fees and expenses.

SHAREHOLDER SERVICE PLAN AND SERVICE ORGANIZATIONS
       The Trust has adopted a Shareholder Service Plan (the "Plan") for Advisor Shares under which Schroder Advisors, or other shareholder servicing organizations, provide administrative support services to shareholders of the Fund's Advisor Shares. For providing for or arranging for the provision of these shareholder services, Schroder Advisors receives compensation monthly at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Advisor Shares. Schroder Advisors may pay shareholder servicing organizations for these services at an annual rate of up to 0.25%.

OTHER SERVICE PROVIDERS
     Forum Accounting Services, LLC ("FAcS") is the Fund's fund accountant. For its services to the Fund, FAcS is entitled to receive from the Fund a fee of $12,000 per year.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

     Schroder Advisors voluntarily waived a portion of its fee and assumed certain expenses of the Fund so that its expenses chargeable to Investor Shares and Advisor Shares, including indirect expenses borne by the Fund as a result of investing in the Portfolio, would not exceed an annual rate of 1.45% and 1.70%, respectively, of the average daily net assets attributable to Investor Shares and Advisor Shares, respectively. SCMI, FAdS, FSS and FAcS may waive voluntarily all or a portion of their fees, from time to time. For the year ended October 31, 1998, Schroder Advisors and FSS waived fees of $1,091 and $10,000, respectively. Schroder Advisors also reimbursed expenses in the amount of $5,515.

NOTE 5. PURCHASE AND REDEMPTION FEES

       Purchases and redemptions of Fund shares are subjected to a transaction fee of 0.50% of the amount invested and the net asset value redeemed, respectively. These charges are designed to cover the transaction costs the Portfolio incurs (either directly or indirectly) as a result of the Fund's investment in or redemption of Fund shares. These charges, which are not sales charges, are assessed by the Fund and paid to the Portfolio, not Schroder Advisors or any other entity. The purchase and redemption fees are included in the Statements of Changes in Net Assets shares sold and shares redeemed amounts, respectively, and are included as part of Paid-in Capital in the Statement of Assets and Liabilities. The purchase and redemption fee for each class are as follows:

                                                                                          |
                                           Investor Shares                    Advisor Shares
                                        ----------------------          ---------------------------
          For the Periods Ended         Purchase    Redemption          Purchase         Redemption
          ---------------------         --------    ----------          --------         ----------
             October 31, 1998           $162,923    $  232,843          $ 30,610         $   10,778
             October 31, 1997            192,175       130,890           140,252                566


NOTE 6.  FEDERAL INCOME TAXES

       As of October 31, 1998, the Fund has capital loss carryovers available to offset future capital gains as follows:

Carryovers expire on October 31, 2003............................ $      159,533
Carryovers expire on October 31, 2004............................      6,451,242
Carryovers expire on October 31, 2005............................      6,622,458
Carryovers expire on October 31, 2006............................     35,755,622

NOTE 7.  BENEFICIAL INTEREST

       For the period ended October 31, 1998, there were three shareholders, otherwise unaffiliated with the Fund, each owning more than 10% of the Fund's net assets totaling 73%.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
--------------------------------------------------------------------------------

SPECIAL 1998 TAX INFORMATION (UNAUDITED)

The Fund intends to elect to pass through the credit for taxes paid in foreign countries during its fiscal year ended October 31, 1998. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding October 31, 1998) is as follows:

         Country            Dividends         Foreign Tax              Country           Dividends         Foreign Tax
         --------           ---------         -----------              -------           ---------         -----------
         Argentina            $0.0085                   -              Mauritius            0.0019                   -
         Botswana              0.0029                   -              Mexico               0.0165                   -
         Brazil                0.0636              0.0103              Pakistan             0.0102                   -
         Chile                 0.0079                   -              Peru                 0.0001                   -
         China                 0.0012                   -              Philippines          0.0013              0.0005
         Czech Republic        0.0025              0.0006              Poland               0.0040              0.0009
         Greece                0.0029                   -              Portugal             0.0084              0.0023
         Hong Kong             0.0029                   -              Slovak Republic      0.0002                   -
         Hungary               0.0014                   -              South Africa         0.0222                   -
         India                 0.0127                   -              Taiwan               0.0018                   -
         Indonesia             0.0008              0.0002              Thailand             0.0001                   -
         Israel                0.0093              0.0026              Turkey                    -                   -
         South Korea           0.0032              0.0010              United States        0.0243              0.0016
         Malaysia              0.0009              0.0003              Venezuela            0.0026                   -
                                                                       Zimbabwe             0.0006              0.0001
                                                                                         ---------           ---------
                                                                       Total               $0.2149             $0.0204
                                                                                         =========           =========

The pass through of foreign tax credit will affect only those shareholders of the Fund who are holders on the dividend record date in December 1998. Accordingly, shareholders will receive more detailed information along with their form 1099-DIV in January 1999.

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (FUND)
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Schroder Capital Funds (Delaware) and Shareholders of Schroder Emerging Markets Fund Institutional Portfolio:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schroder Emerging Markets Fund Institutional Portfolio (a separately managed portfolio of Schroder Capital Funds (Delaware)) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.





Boston, Massachusetts                               PricewaterhouseCoopers LLP
December 22, 1998

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1998

                                  STOCKS AND RIGHTS - 92.8%

                       SHARES                                                                   VALUE US$
                       ------                                                                   ---------
                                  ARGENTINA  - 3.1%
                                  COMMON STOCK
                      218,100     Astra Cia Argentina De Petroleo SA
                                       Energy                                                   $ 258,526
                       14,200     Disco SA ADR(a)
                                       Services                                                   208,563
                      165,114     Perez Companc SA
                                       Multi-Industry                                             809,301
                       48,000     Quilmes Industrial SA ADR
                                       Consumer Non-Durable                                       441,000
                       93,900     Telecom Argentina Stet - France Telecom SA
                                       Telecommunications                                         604,897
                      237,400     Telefonica de Argentina SA
                                       Telecommunications                                         795,529
                        8,300     Telefonica de Argentina SA ADR
                                       Telecommunications                                         274,419
                       78,900     YPF Sociedad Anonima  ADR
                                       Energy                                                   2,283,169
                                                                                      ---------------------
                                                                                                 5,675,404
                                                                                      ---------------------

                                  BOTSWANA  - 0.6%
                                  COMMON STOCK
                      848,000     Sechaba Breweries Ltd. (c)
                                       Services                                                  1,087,977
                                                                                      ---------------------

                                  BRAZIL  - 9.6%
                                  COMMON STOCK
                        9,500     Aracruz Celulose SA ADR
                                       Materials                                                    79,563
                   99,200,000     Centrais Eletricas Brasileiras SA - Eletrobras(a)
                                       Energy                                                    2,103,915
                    4,500,000     Companhia Cimento Portland Itau(a)
                                       Basic Materials                                             603,571
                   45,279,490     Companhia Energetica de Minas Gerais - CEMIG
                                       Services                                                    880,614
                       93,000     Companhia Paranaense de Energia-Copel ADR
                                       Energy                                                      720,750
                   15,440,000     Companhia Paulista de Forca e Luz - CPFL(a)
                                       Energy                                                    1,307,268


                                       17

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1998

                     SHARES                                                                      VALUE US$
                    --------                                                                    -----------
                                  BRAZIL  (CONCLUDED)
                                  PREFERRED STOCK
                    19,000,000    Banco Nacional SA(a)(b)
                                       Finance                                                  $         -
                    38,749,000    Centrais Eletricas Brasileiras SA - Eletrobras
                                       Energy                                                       890,035
                     1,834,000    Companhia Cervejaria Brahma
                                       Services                                                     860,961
                       108,300    Companhia Vale do Rio Doce
                                       Materials                                                  1,634,169
                        47,200    Companhia Vale do Rio Doce B shares(a)(b)
                                       Materials                                                          -
                       759,000    Itausa-Investimentos Itau SA
                                       Multi-Industry                                               407,209
                     8,954,000    Petroleo Brasileiro SA - Petrobras
                                       Energy                                                     1,125,912
                    45,566,000    Tele Centro Sul Participacoes SA(a)
                                       Telecommunications                                           420,174
                    27,410,062    Telecomunicacoes de Sao Paulo SA - Telesp
                                       Telecommunications                                         4,549,578
                     3,664,858    Telecomunicacoes do Parana SA-Telepar
                                       Telecommunications                                           614,445
                    14,907,062    Telesp Celular SA(a)
                                       Telecommunications                                           724,796
                       200,130    Usinas Siderurgicas de Minas Gerais SA - USIMINAS
                                       Capital Equipment                                            629,129
                                                                                         ---------------------
                                                                                                 17,552,089
                                                                                         ---------------------

                                  CHILE - 3.0%
                                  COMMON STOCK
                        23,500    Administradora de Fondos de Pensiones Provida SA ADR
                                       Materials                                                    333,406
                        46,300    Banco Santander Chile ADR
                                       Finance                                                      428,275
                        62,200    Chilectra SA ADR
                                       Energy                                                     1,223,648
                        27,700    Compania Cervecerias Unidas SA ADR
                                       Services                                                     498,600
                        57,225    Compania de Telecomunicaciones de Chile SA ADR
                                       Telecommunications                                         1,255,373
                        24,400    Distribucion y Servicio D&S SA ADR
                                       Retail                                                       317,200


                                       18

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1998

                     SHARES                                                                      VALUE US$
                    --------                                                                    -----------


                                   CHILE (CONCLUDED)
                                   COMMON STOCK
                         3,000     Embotelladora Andina SA
                                       Consumer Non-Durables                                  $      35,250
                        33,341     Gener SA ADR
                                       Energy                                                       537,624
                        48,500     Quinenco SA ADR
                                       Multi-Industry                                               351,625
                        17,200     Sociedad Quimica y Minera de Chile SA ADR
                                       Materials                                                    571,900
                                                                                          ---------------------
                                                                                                  5,552,901
                                                                                          ---------------------


                                  CHINA, PEOPLES REPUBLIC OF - 0.9%
                                  COMMON STOCK
                     1,742,000    Beijing Datang Power Generation Co. Ltd. H
                                       Energy                                                       539,751
                        48,400    Huaneng Power International, Inc. ADR(a)
                                       Energy                                                       665,500
                     1,163,000    Qingling Motors Co.
                                       Services                                                     214,709
                     1,328,000    Zhehuang Expressway Co., Ltd.
                                       Services                                                     260,601
                                                                                          ---------------------
                                                                                                   1,680,561
                                                                                          ---------------------

                                  CROATIA - 0.5%
                                  COMMON STOCK
                        60,060    Pliva DD GDR
                                       Consumer Goods                                                 884,384
                                                                                           ---------------------

                                  CZECH REPUBLIC - 1.2%
                                  COMMON STOCK
                       103,866    SPT Telecom AS(a)
                                       Energy                                                       1,572,501
                         2,430    Tabak AS
                                       Consumer Goods                                                 569,730
                                                                                           ---------------------
                                                                                                    2,142,231
                                                                                           ---------------------

                                       19

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1998

                     SHARES                                                                      VALUE US$
                    --------                                                                    -----------
                                  EGYPT - 1.2%
                                  COMMON STOCK
                       158,600    Commercial International Bank GDR
                                       Finance                                                 $    1,248,975
                        23,060    EFG-Hermes Holding, SAE(a)
                                       Finance                                                        265,190
                        33,820    Oriental Weavers Co.
                                       Consumer Durables                                              728,680
                                                                                           ---------------------
                                                                                                    2,242,845
                                                                                           ---------------------

                                  GREECE - 3.1%
                                  COMMON STOCK
                       14,150     Alpha Credit Bank
                                       Finance                                                      1,130,677
                       39,010     Hellenic Bottling Co. SA
                                       Consumer Goods                                                 949,210
                       52,673     Hellenic Telecommunication Organization SA (OTE)
                                       Services                                                     1,197,476
                        5,710     Lambrakis Media Group(a)
                                       Publishing                                                      70,990
                       12,266     National Bank of Greece SA
                                       Finance                                                      1,742,846
                       19,890     STET Hellas Telecommunications SA ADR(a)
                                       Services                                                       522,113
                                                                                             ---------------------
                                                                                             ---------------------
                                                                                                    5,613,312
                                                                                             ---------------------

                                  HONG KONG - 2.1%
                                  COMMON STOCK
                      358,000     Cheung Kong Infrastructure Holdings
                                       Capital Equipment                                              910,506
                    2,660,000     China Resources Beijing Land
                                       Finance                                                        712,580
                      133,000     China Resources Enterprise Ltd.
                                       Multi-Industry                                                 177,716
                      641,000     China Telecom (Hong Kong) Ltd.(a)
                                       Services                                                     1,204,078
                    1,256,000     Cosco Pacific Ltd.
                                       Services                                                       616,179
                      302,000     Ng Fung Hong Ltd.
                                       Services                                                       267,074
                                                                                             ---------------------
                                                                                                    3,888,133
                                                                                             ---------------------

                                       20
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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1998

                     SHARES                                                                      VALUE US$
                    --------                                                                    -----------

                                  HUNGARY - 2.9%
                                  COMMON STOCK
                       32,190     Gedeon Richter RT GDR
                                       Consumer Goods                                          $    1,078,365
                       52,198     Matav RT ADR(a)
                                       Services                                                     1,402,821
                       67,450     MOL Magyar Olaj - es Gazipari RT GDR
                                       Energy                                                       1,536,174
                       33,480     OTP Bank RT GDR
                                       Finance                                                      1,211,139
                          319     Pannonplast RT
                                       Materials                                                        9,854
                                                                                             ---------------------
                                                                                                    5,238,353
                                                                                             ---------------------

                                  INDIA - 6.9%
                                  COMMON STOCK
                       16,000     Associated Cement Co. Ltd.
                                       Materials                                                     347,885
                       16,000     BSES Ltd.
                                       Energy                                                         56,508
                       90,000     Bajaj Auto Ltd.(a)
                                       Capital Equipment                                           1,176,556
                      190,500     Bharat Heavy Electricals Ltd.
                                       Capital Equipment                                           1,063,610
                      192,000     Bharat Petroleum Corp. Ltd.
                                       Energy                                                      1,156,293
                      290,300     Great Eastern Shipping Co.
                                       Multi-Industry                                                138,780
                       39,000     Hindustan Lever Ltd.
                                       Multi-Industry                                              1,475,892
                       98,700     Hindustan Petroleum Corp. Ltd.
                                       Energy                                                        620,271
                      113,992     ITC Ltd.
                                       Consumer Goods                                              1,891,847
                        1,700     Indian Hotels Co. Ltd.
                                       Services                                                       16,435
                      440,000     Mahanagar Telephone Nigam Ltd.
                                       Telecommunications                                          1,900,904
                        2,000     Mahindra & Mahindra Ltd.(a)
                                       Capital Equipment                                               6,945

                                       21

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1998

                     SHARES                                                                      VALUE US$
                    --------                                                                    -----------

                                  INDIA (CONCLUDED)
                                  COMMON STOCK
                       67,000     Ranbaxy Laboratories Ltd.
                                       Consumer Goods                                          $     789,677
                      320,500     Reliance Industries Ltd.
                                       Materials                                                     832,673
                      197,000     State Bank of India
                                       Finance                                                       725,981
                       30,300     Videsh Sanchar Nigam Ltd.
                                       Telecommunications                                            525,759
                                                                                             ---------------------
                                                                                                  12,726,016
                                                                                             ---------------------

                                  INDONESIA - 0.6%
                                  COMMON STOCK
                       49,000     Gulf Indonesia Resources Ltd.(a)
                                       Energy                                                        483,875
                      183,000     PT Gudang Garam Tbk
                                       Capital Equipment                                             164,945
                      352,500     PT Indosat ADR
                                       Telecommunications                                            380,339
                      221,000     PT Telekomunikasi Indonesia
                                       Telecommunications                                             54,524
                                                                                             ---------------------
                                                                                                   1,083,683
                                                                                             ---------------------

                                  ISRAEL - 4.9%
                                  COMMON STOCK
                      440,600     Bank Hapoalim Ltd.
                                      Finance                                                        793,902
                      945,030     Bank Leumi Le-Israel
                                       Finance                                                     1,203,677
                      497,080     Bezeq Israeli Telecommunication Corp., Ltd.
                                       Services                                                    1,424,245
                       78,900     Blue Square-Israel Ltd.
                                       Services                                                    1,015,838
                       59,210     ECI Telecommunications Ltd.
                                       Capital Equipment                                           1,961,331
                      211,000     Supersol Ltd.
                                       Consumer Non-Durables                                         543,415
                       49,470     Teva Pharmaceutical Industries Ltd. ADR
                                       Consumer Goods                                              1,950,973
                                                                                             ---------------------
                                                                                                    8,893,381
                                                                                             ---------------------

                                       22

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1998

                     SHARES                                                                      VALUE US$
                    --------                                                                    -----------

                                  KOREA, REPUBLIC OF - 9.1%
                                  COMMON STOCK
                      204,000     Daewoo Heavy Industries
                                       Finance                                                  $     766,859
                      191,307     Kookmin Bank GDR(a)
                                       Finance                                                        690,147
                      118,010     Korea Electric Power Corp.
                                       Energy                                                       2,101,796
                      246,490     LG Electronics
                                       Capital Equipment                                            2,185,692
                        8,000     LG Information and Communication Ltd.
                                       Capital Equipment                                              183,712
                       28,000     Pohang Iron & Steel Co. Ltd. (b)
                                       Materials                                                    1,587,739
                        1,712     SK Telecom Co. Ltd. (b)
                                       Telecommunications                                           1,209,817
                       30,396     Samsung Display Devices Co.
                                       Capital Equipment                                            1,140,317
                      126,504     Samsung Electronics Co.
                                       Capital Equipment                                            5,177,282
                      204,622     Samsung Heavy Industries(a)
                                       Capital Equipment                                            1,147,592
                      149,000     Shinhan Bank(a)
                                       Finance                                                        510,421
                                  Rights
                       27,643     Shinhan Bank
                                       Finance                                                              -
                                                                                              ---------------------
                                                                                                    16,701,374
                                                                                              ---------------------

                                  MALAYSIA - 0.2%
                                  COMMON STOCK
                       86,000     Resorts World Berhad (b)(c)
                                       Services                                                         51,316
                      186,000     Tanjong plc (b)(c)
                                       Other                                                           124,687
                      244,000     Tenaga Nasional Berhad (b)(c)
                                       Energy                                                          193,226
                                                                                               ---------------------
                                                                                               ---------------------
                                                                                                       369,229
                                                                                               ---------------------
                                  Mauritius - 0.7%
                                  Common Stock
                    1,753,000     State Bank of Mauritius Ltd.(a)
                                       Finance                                                        1,217,052
                                                                                               ---------------------

                                       23
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
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SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1998

                     SHARES                                                                      VALUE US$
                    --------                                                                    -----------

                                  MEXICO - 11.0%
                                  COMMON STOCK
                      271,300     ARA SA de CV(a)
                                       Capital Equipment                                         $      546,743
                      752,931     Cemex SA de CV
                                       Materials                                                      1,766,536
                    1,557,300     Cifra SA de CV - Series C(a)
                                       Services                                                       2,033,796
                            2     Cifra SA de CV - Series V(a)
                                       Services                                                               3
                      895,000     Controladora Comercial Mexicana SA de CV
                                       Services                                                         565,857
                    1,046,000     Fomento Economico Mexicano SA de CV
                                       Services                                                       2,634,969
                      286,400     Grupo Carso SA de CV
                                       Multi-Industry                                                   987,420
                      416,800     Grupo Financiero Banamex Accival SA de CV(a)
                                       Services                                                         419,159
                      527,194     Grupo Industrial Bimbo SA de CV
                                       Retail                                                           895,782
                      267,000     Grupo Industrial Saltillo SA de CV
                                       Multi-Industry                                                   604,019
                       23,700     Grupo Televisa SA GDR(a)
                                       Services                                                         642,863
                       35,000     Industrias Penoles SA
                                       Materials                                                        107,185
                      332,500     Kimberly-Clark de Mexico SA de CV
                                       Services                                                         952,562
                      652,000     Sistema Argos SA - Series B
                                       Consumer Non-Durables                                            644,097
                      129,500     Telefonos de Mexico SA ADR
                                       Telecommunications                                             6,839,218
                       67,100     Tubos de Acero de Mexico SA ADR
                                       Materials                                                        570,350
                                                                                                 ---------------------
                                                                                                     20,210,559
                                                                                                 ---------------------

                                  PAKISTAN - 0.1%
                                  COMMON STOCK
                        6,000     Pakistan Telecommunications Corp.
                                       Services                                                         192,000
                                                                                                 ---------------------

                                       24
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
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SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1998

                     SHARES                                                                      VALUE US$
                    --------                                                                    -----------

                                  PERU - 1.2%
                                  COMMON STOCK
                      866,000     Banco Continental
                                       Finance                                                        $ 451,619
                       39,000     Compania de Minas Buenaventura SA ADR
                                       Materials                                                        477,750
                       98,700     Telefonica del Peru SA ADR
                                       Telecommunications                                             1,283,100
                                                                                                 ---------------------
                                                                                                      2,212,469
                                                                                                 ---------------------

                                  PHILIPPINES - 1.9%
                                  COMMON STOCK
                    1,698,000     Ayala Corp.
                                       Multi-Industry                                                   431,351
                    2,128,012     Ayala Land Inc.
                                       Finance                                                          646,070
                    1,140,000     La Tondena Distillers Inc.(a)
                                       Consumer Non-Durables                                            663,960
                      398,280     Manila Electric Co. "B" Shares
                                       Energy                                                         1,174,640
                       24,540     Philippine Long Distance Telephone Co.
                                       Telecommunications                                               586,910
                                                                                                ---------------------
                                                                                                      3,502,931
                                                                                                ---------------------

                                  POLAND - 2.1%
                                  COMMON STOCK
                        7,850     Bank Przemyslowo-Handlowy SA
                                       Finance                                                          508,083
                       53,336     Bank Rozwoju Eksportu SA
                                       Finance                                                        1,114,585
                      208,330     Bydgoska Fabryka Kabli SA(a)
                                       Capital Equipment                                                671,174
                       77,500     Elektrim Spolka Akcyjna SA
                                       Capital Equipment                                                922,244
                       43,260     Gorazdze SA
                                       Materials                                                        351,564
                       38,850     Krosno SA
                                       Materials                                                        163,501
                        4,000     Softbank SA GDR
                                       Finance                                                           91,800
                                                                                                 -------------------
                                                                                                      3,822,951
                                                                                                 ---------------------

                                       25
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
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SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1998

                     SHARES                                                                      VALUE US$
                    --------                                                                    -----------

                                  PORTUGAL - 3.9%
                                  COMMON STOCK
                       28,750     Banco Espirito Santo e Comercial de Lisboa SA
                                       Finance                                                     $    850,171
                       32,550     Compania de Seguros Mundial Confianca SA(a)
                                       Finance                                                          882,010
                       39,120     Jeronimo Martins SGPS SA
                                       Retail                                                         1,696,060
                       32,640     Portugal Telecom SA
                                       Telecommunications                                             1,547,785
                       61,450     Semapa - Sociedade de Investimento e Gestao SGPS SA
                                       Materials                                                      1,199,969
                        5,650     Telecel-Comunicacaoes Pessoais SA
                                       Energy                                                         1,041,735
                                                                                                ---------------------
                                                                                                      7,217,730
                                                                                                ---------------------

                                  RUSSIA - 0.9%
                                  COMMON STOCK
                       47,021     Gazprom ADR
                                       Energy                                                           436,120
                       30,695     Lukoil Holding ADR
                                       Energy                                                           477,031
                      252,500     Surgutneftegaz ADR
                                       Energy                                                           512,550
                       88,650     Unified Energy Systems GDR(a)
                                       Energy                                                           272,856
                                                                                                ---------------------
                                                                                                      1,698,557
                                                                                                ---------------------

                                  SLOVAK REPUBLIC - 0.0%
                                  COMMON STOCK
                        5,876     Nafta Gbely AS (b) (c)
                                       Services                                                          68,682
                                                                                                ---------------------

                                  SOUTH AFRICA - 9.5%
                                  COMMON STOCK
                      263,800     ASBA Group Ltd.
                                       Finance                                                        1,434,258
                       57,800     Anglo American Corp. of South Africa Ltd.
                                       Materials                                                      1,881,400
                       42,900     Anglo American Industrial Corp. Ltd.
                                       Multi-Industry                                                   687,495


                                       26
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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1998

                     SHARES                                                                      VALUE US$
                    --------                                                                    -----------

                                  SOUTH AFRICA (CONCLUDED)
                                  COMMON STOCK
                      428,221     Barlow Ltd.
                                       Multi-Industry                                              $  2,022,863
                       85,000     Dorbyl Ltd.
                                       Capital Equipment                                                229,554
                      152,708     Ellerine Holdings Ltd.
                                       Services                                                         416,491
                      125,100     Fedsure Holdings Ltd.
                                       Finance                                                        1,237,664
                      803,250     First Rand Ltd.
                                       Finance                                                        1,039,537
                      258,084     LA Retail Stores Ltd.
                                       Consumer Non-Durables                                            312,840
                      955,000     Malbak Ltd.
                                       Multi-Industry                                                   417,083
                    1,235,300     Metro Cash and Carry Ltd.
                                       Services                                                         836,775
                      341,000     Nampak Ltd.
                                       Services                                                         635,219
                      220,800     Rembrandt Group Ltd.
                                       Finance                                                        1,468,117
                      267,000     Sappi Ltd.(a)
                                       Materials                                                      1,332,668
                      238,000     Sasol Ltd.
                                       Energy                                                         1,164,587
                       86,660     South African Breweries Ltd.
                                       Services                                                       1,680,739
                      153,733     South African Druggists Ltd.
                                       Consumer Goods                                                   705,662
                                                                                                --------------------
                                                                                                     17,502,952
                                                                                                ---------------------

                                  TAIWAN - 6.8%
                                  COMMON STOCK
                       60,000     Asustek Computer Inc.(a)
                                       Multi-Industry                                                   443,581
                    1,402,254     Bank Sinopac(a)
                                       Finance                                                          598,255
                      260,000     Cathay Life Insurance Co.
                                       Services                                                         917,041

                                       27

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1998

                     SHARES                                                                      VALUE US$
                    --------                                                                    -----------

                                  TAIWAN (CONCLUDED)
                                  COMMON STOCK
                    1,360,000     China Steel Corp.
                                       Materials                                                $       921,662
                      416,500     D-Link Corp.(a)
                                       Capital Equipment                                                917,342
                      479,000     Delpha Construction Co., Ltd.
                                       Finance                                                          507,579
                      472,000     Nan Ya Plastics Corp.(a)
                                       Materials                                                        596,123
                      436,000     Nien Hsing Textile Corp., Ltd.(a)
                                       Materials                                                        893,137
                      409,800     Phoenixtec Power Co., Ltd.(a)
                                       Capital Equipment                                                864,714
                      158,500     ROC Taiwan Fund
                                       Finance                                                        1,050,063
                      860,192     Siliconware Precision Industries Co.(a)
                                       Capital Equipment                                              1,593,985
                    1,574,300     Taiwan Semiconductor Manufacturing Co.(a)
                                       Capital Equipment                                              3,176,425
                                                                                               ---------------------
                                                                                                     12,479,907
                                                                                               ---------------------

                                  THAILAND - 1.7%
                                  COMMON STOCK
                      100,000     Advanced Info Service Public Co., Ltd.
                                       Services                                                         734,816
                      381,000     Electricity Generating Public Co. Ltd.(a)
                                       Energy                                                         1,005,800
                      135,000     PTT Exploration and Production Public Co. Ltd.(a)
                                       Materials                                                      1,300,624
                                                                                               ---------------------
                                                                                                      3,041,240
                                                                                               ---------------------

                                  TURKEY - 2.4%
                                  COMMON STOCK
                   29,750,175     Akbank TAS
                                       Finance                                                          439,027
                   70,669,570     Dogan Yayin Holding(a)
                                       Finance                                                          441,690
                   31,564,800     Haci Omer Sabanci Holding AS
                                       Finance                                                          476,766

                                       28

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1998

                     SHARES                                                                      VALUE US$
                    --------                                                                    -----------

                                  TURKEY (CONCLUDED)
                                  COMMON STOCK
                    1,750,640     Migros Turk TAS
                                       Services                                                   $   1,489,278
                   27,163,344     Northern Electric Telekomunikasyon AS (a)
                                       Energy                                                           603,637
                    4,436,110     Vestel Elektronik Sanayi ve Ticaret AS(a)
                                       Consumer Non-Durables                                            361,979
                   51,774,150     Yapi ve Kredi Bankasi AS
                                       Finance                                                          583,926
                                                                                                ---------------------
                                                                                                      4,396,303
                                                                                                ---------------------

                                  VENEZUELA - 0.4%
                                  COMMON STOCK
                    2,679,675     C.A. La Electricidad de Caracas
                                       Energy                                                           767,229
                                                                                                ---------------------

                                  ZIMBABWE - 0.3%
                                  COMMON STOCK
                   13,500,000     Econet Wireless Holdings(a) (c)
                                       Services                                                         369,564
                      153,000     Meikles Africa Ltd.(a)
                                       Materials                                                         80,325
                      635,000     NMBZ Holdings Ltd.(a)
                                       Finance                                                          238,125
                                                                                                ---------------------
                                                                                                ---------------------
                                                                                                        688,014
                                                                                                ---------------------

                                  Total Stock and Rights (cost $208,523,586)                        170,350,449
                                                                                                 ---------------------

                                  Short-Term Investments - 4.6%
                                  Treasury Bills - 4.6%
                    8,400,000     U.S. Government, 4.69% yield, due 12/3/98
                                       (cost $8,366,075)                                              8,374,100
                                                                                                 ---------------------

                                  Total Investments - 97.4% (cost $216,889,661)                     178,724,549

                                  Other Assets Less Liabilities - 2.6%                                4,807,522
                                                                                                 ---------------------

                                  Total Net Assets - 100%                                         $ 183,532,071
                                                                                                 =====================

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SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1998


                                FORWARD FOREIGN CURRENCY CONTRACTS
                                      CONTRACTS TO SELL
                                                                                        UNREALIZED
  CONTRACT                                                      UNDERLYING FACE        APPRECIATION/
    DATE                      CURRENCY     UNITS                AMOUNT OF VALUE       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------

    11/30/98                    BRL          7,100,000                 $ 5,814,900            $ (189,155)
    12/15/98                    PLZ          2,763,050                     790,950               (60,950)
     1/19/99                    BRL          1,889,664                   1,489,055                (9,055)
     2/22/99                    HKD         23,800,000                   3,056,634               (89,053)
                                                              ===========================================
                                                                      $ 11,151,539            $ (348,213)
------------------------------                                ===========================================

CURRENCY  ABBREVIATIONS
BRL - Brazilian  cruzeiro
HKD - Hong Kong dollar
PLZ - Polish zloty



(a)   Non-income producing security.
(b)   Valued pursuant to methodology approved by the Board of Trustees.
(c)   Illiquid securities.
ADR - American Depository Receipts
GDR - Global Depository Receipts




    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS:
      Investments (Note 2)
         Investments at cost                                                            $ 216,889,661
         Net unrealized appreciation (depreciation)                                       (38,165,112)
                                                                                   -------------------
                               Total Investments at value                                 178,724,549

      Cash                                                                                  3,674,275
      Foreign currency (cost $1,370,676)                                                    1,380,178
      Receivable for investments sold                                                         924,262
      Receivable for dividends and interest                                                   571,357
      Organization costs, net of amortization (Note 2)                                          4,947
                                                                                   -------------------

                               Total Assets                                               185,279,568
                                                                                   -------------------

LIABILITIES:
      Payable for forward foreign currency contracts                                          348,213
      Payable for investments purchased                                                     1,133,727
      Payable to investment adviser (Note 3)                                                  106,360
      Payable to administrator (Note 3)                                                         7,256
      Payable to subadministrator (Note 3)                                                     14,511
      Accrued expenses and other liabilities                                                  137,430
                                                                                   -------------------

                               Total Liabilities                                            1,747,497
                                                                                   -------------------

                               Net Assets                                               $ 183,532,071
                                                                                   ===================





    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
                                                                                           For the
                                                                                         Year Ended
                                                                                      October 31, 1998
                                                                                     --------------------
INVESTMENT INCOME:
      Dividend income (net of foreign withholding taxes of $472,240)                         $ 4,966,590
      Interest income                                                                            944,616
                                                                                     --------------------
                               Total Investment Income                                         5,911,206
                                                                                     --------------------

EXPENSES:
      Investment advisory ( Note 3)                                                            2,389,875
      Administration (Note 3)                                                                    119,494
      Subadministration (Note 3)                                                                 238,987
      Interest holder recordkeeping (Note 3)                                                      12,218
      Custody                                                                                    526,594
      Accounting (Note 3)                                                                         72,000
      Audit                                                                                       37,663
      Legal                                                                                       40,323
      Trustees                                                                                    13,132
      Pricing Services                                                                            22,762
      Amortization of organization costs (Note 2)                                                  2,474
      Miscellaneous                                                                               20,959
                                                                                     --------------------
                               Total Expenses                                                  3,496,481
      Fees waived (Note 6)                                                                      (673,304)
                                                                                     --------------------
                               Net Expenses                                                    2,823,177
                                                                                     --------------------

NET INVESTMENT INCOME                                                                          3,088,029
                                                                                     --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
      TRANSACTIONS:
      Net realized gain (loss) on investments                                                (47,677,573)
      Net realized gain (loss) on foreign currency transactions                               (1,096,392)
                                                                                     --------------------
                               Net realized gain (loss) on investments and foreign currency
                                      transactions                                           (48,773,965)
                                                                                     --------------------
      Net change in unrealized appreciation (depreciation) on investments                    (37,110,767)
      Net change in unrealized appreciation (depreciation) on foreign currency
        transactions                  transactions                                                (9,579)
                                                                                     --------------------
                               Net change in unrealized appreciation (depreciation) on
                                    investments and foreign currency transactions            (37,120,346)
                                                                                     --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
      TRANSACTIONS                                                                           (85,894,311)
                                                                                     --------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            $ (82,806,282)
                                                                                     ====================


    The accompanying notes are an integral part of the financial statements.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                       For the Year Ended October 31,
                                                                                 -------------------------------------------
                                                                                        1998                   1997
                                                                                 --------------------   --------------------

NET ASSETS, BEGINNING OF PERIOD                                                        $ 259,075,892          $ 167,549,528
                                                                                 --------------------   --------------------

OPERATIONS:
    Net investment income                                                                  3,088,029              1,770,513
    Net realized gain (loss) on investments and foreign currency transactions            (48,773,965)           (10,263,960)
    Net change in unrealized appreciation (depreciation) on investments
       and foreign currency transactions                                                 (37,120,346)            (2,810,514)
                                                                                 --------------------   --------------------
    Net increase (decrease) in net assets resulting from operations                      (82,806,282)           (11,303,961)
                                                                                 --------------------   --------------------


TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST (A):
    Contributions                                                                         53,226,007            129,110,600
    Withdrawals                                                                          (45,963,546)           (26,280,275)
                                                                                 --------------------   --------------------
    Net increase in net assets from transactions
       from investors' beneficial interest                                                 7,262,461            102,830,325
                                                                                 --------------------   --------------------

    Net increase (decrease) in net assets                                                (75,543,821)            91,526,364
                                                                                 --------------------   --------------------

NET ASSETS, END OF PERIOD                                                              $ 183,532,071          $ 259,075,892
                                                                                 ====================   ====================

(A)    Includes purchase and redemption fees (Note 7).



    The accompanying notes are an integral part of the financial statements.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Portfolio performance for the following periods:
                                                                                              For the Year Ended October 31,
                                                                             -----------------------------------------------
                                                                                 1998             1997             1996
-------------------------------------------------------------------------    -------------    -------------    -------------
Ratio to Average Net Assets:
      Expenses including waiver of fees                                             1.18%            1.22%            1.45%
      Expenses excluding waiver of fees                                             1.46%            1.43%            1.51%
      Net investment income including waiver of fees                                1.29%            0.69%            0.52%
Portfolio Turnover Rate                                                               67%              43%             103%



    The accompanying notes are an integral part of the financial statements.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION

       Schroder Capital Funds ("Schroder Core") was organized as a Delaware business trust on September 7, 1995. Schroder Core, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), currently has eight investment portfolios. Included in this report is the Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a non-diversified portfolio that commenced operations on November 1, 1995. Under its Trust Instrument, Schroder Core is authorized to issue an unlimited number of interests without par value. Interests in the Portfolio are sold in private placement transactions without any sales charges to qualified investors, including open-end, management investment companies. Purchases and redemptions are subject to a transaction fee of 0.50% payable to the Portfolio to reimburse transaction costs incurred with respect to the Portfolio's purchase or sale of portfolio investments.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

       These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

       The following represent significant accounting policies of the Portfolio:

SECURITY VALUATION
        Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the preceding trading day or at the mean of the closing bid and ask ("mid-market price"), or, if none, the last sale prices on the preceding trading day. Securities traded in over-the-counter markets or listed securities for which no trade is reported on the valuation date, generally are valued at the most recent reported mid-market price. Domestic short-term investments having a maturity of 60 days or less, generally are valued at amortized cost, which approximates market value. Foreign short-term investments are valued at the current market price, then marked to market to recognize any gain or loss on the transaction. Prices used for valuation may be provided by independent pricing services. Other securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith using methods approved by Schroder Core's Board of Trustees. As of October 31, 1998, the Portfolio held a position in eight fair valued securities with an aggregate market value of $3,235,467 representing 1.8% of the Portfolio's net assets.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
       Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income, including amortization of premium or accretion of discount, is recorded as earned. Identified cost of investments sold is used to determine realized gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain and loss are converted to U.S. dollar equivalents using foreign exchange rates in effect on the date of the transactions.

       Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

       The Portfolio may enter into forward contracts to purchase or sell foreign currencies . Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on contracts that have terminated by settlement or by the Portfolio entering into offsetting commitments.

REPURCHASE AGREEMENTS
       The Portfolio may invest in repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, the Portfolio may have difficulties with the disposition of any securities held as collateral.

EXPENSE ALLOCATION
       Schroder Core accounts separately for the assets and liabilities and operation of each of its portfolios. Expenses that are directly attributable to more than one portfolio are allocated among the respective portfolios in proportion to each portfolio's net assets.

ORGANIZATION COSTS
       Costs incurred by the Portfolio in connection with its organization are amortized on a straight line basis over a five-year period.

NOTE 3.  INVESTMENT ADVISORY AND OTHER SERVICES WITH AFFILIATES

INVESTMENT ADVISER
     Schroder Capital Management International Inc. ("SCMI") is the investment adviser. Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive an annual fee, payable monthly, of 1.00% of the average daily net assets of the Portfolio.

ADMINISTRATOR AND SUBADMINISTRATOR
       The Administrator of the Portfolio is Schroder Fund Advisors Inc. ("Schroder Advisors") and the Subadministrator is Forum Administrative Services, LLC ("FAdS"). For its services, Schroder Advisors and FAdS are entitled to receive compensation at annual rates, payable monthly, of 0.05% and 0.10%, respectively, of the average daily net assets of the Portfolio.

OTHER SERVICE PROVIDERS
       Forum Accounting Services, LLC ("FAcS") performs portfolio accounting for the Portfolio and is entitled to receive compensation for those services in the amount of $60,000 per year, plus certain amounts based upon the number and types of portfolio transactions. FAcS also serves as the Portfolio's transfer agent and is entitled to receive compensation for those services from Schroder Core with respect to the Portfolio in the amount of $12,000 per year, plus certain other fees and expenses.

NOTE 4.  PURCHASES AND SALES OF SECURITIES

       The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the period ended October 31, 1998, aggregated $164,038,926 and $146,676,744, respectively.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

       For federal income tax purposes,  the tax basis of investment  securities
owned  as  of  October  31,  1998  was   $218,447,475  and  the  net  unrealized
depreciation of investment securities was $39,722,926. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $19,551,600, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $59,274,526.

NOTE 5.  FEDERAL TAXES

       The Portfolio is not required to pay federal income taxes on its net investment income and net capital gain as it is treated as a partnership for federal income tax purposes. All interest, dividends, gain and loss of the Portfolio are deemed to have been "passed through" to the partners in proportion to their holdings in the Portfolio (except for gain and loss on certain contributed securities, which for tax purposes have been allocated to the partner who contributed such securities) regardless of whether such interest, dividends or gain have been distributed by the Portfolio.

NOTE 6.  WAIVER OF FEES

       SCMI voluntarily has undertaken to waive a portion of its fees in order to limit fees paid for the Portfolio's investment advisory services to 0.85% of its average daily net assets. This fee waiver cannot be withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the Act) of the Trust. Effective May 5, 1997, SCMI voluntarily waived a portion of its advisory fee so that the Portfolio's total expenses would not exceed 1.18% of the Portfolio's average daily net assets. SCMI, Schroder Advisors, FAdS and FAcS may waive voluntarily all or a portion of their fees from time to time. SCMI waived fees of $673,304 for the year ended October 31, 1998.

NOTE 7.  PURCHASE AND REDEMPTION FEE

       Purchases and redemptions of interest in the Portfolio are subject to a transaction charge of 0.50% of the net asset value of the interests purchased or redeemed. This charge is designed to cover the transaction costs incurred by the Portfolio (either directly or indirectly) as a result of purchases or redemptions of interests in the Portfolio, including brokerage commissions in acquiring or selling portfolio securities; currency transactions costs; interest recordkeeper costs; and to protect the interests of other interestholders. These charges, which are not sales charges, are paid to the Portfolio, not SCMI, FAdS or any other entity. The purchase and redemption fees for the period ended
October 31, 1998 were $264,981 and $229,818, respectively. The purchase and redemption fees are included in the Statement of Changes in Net Assets contributions and withdrawal amounts, respectively, and are included in the Investors' Capital in the Statement of Assets and Liabilities.

NOTE 8.  CONCENTRATION OF RISK

       The Portfolio's investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic events in these markets may have disruptive effects on the market prices of the Portfolio's investments.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Schroder Capital Funds and Investors of Schroder Emerging Markets Fund Institutional Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schroder Emerging Markets Fund Institutional Portfolio (a separate portfolio of Schroder Capital Funds) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.





Boston, Massachusetts                             PricewaterhouseCoopers LLP
December 22, 1998

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


TRUSTEES

David N. Dinkins
Peter E. Guernsey
Sharon L. Haugh
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab
Mark J. Smith

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

CUSTODIAN
The Chase Manhattan Bank
Global Custody Division
125 London Wall
London EC2Y 5AJ, United Kingdom

TRANSFER AND DIVIDEND DISBURSING
AGENT
Forum Shareholder Services, LLC
Two Portland Square
Portland, ME  04101

COUNSEL
Ropes & Gray
One International Place
Boston, MA 02110-2624

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109




This report is for the information of the shareholders of the Schroder Emerging Markets Fund Institutional Portfolo. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.